Exhibit 10.2

REVOLVING CREDIT NOTE

$10,000,000	October 17, 2017

FOR VALUE RECEIVED, the undersigned (hereinafter “Borrower”) hereby PROMISES TO PAY to Santander Bank, N.A., a national banking association (“Lender”), or its registered assigns, at the principal office of Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of TEN MILLION Dollars ($10,000,000), or such lesser principal amount as may be outstanding pursuant to the Loan and Security Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal balance outstanding from time to time.

This Note is one of the Revolving Credit Notes referred to in, and issued pursuant to, that certain Loan and Security Agreement dated as of October 17, 2017, by and between Borrower and Lender (as hereinafter amended from time to time, the “Loan and Security Agreement”), and is entitled to all of the benefits and security of the Loan and Security Agreement. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan and Security Agreement.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan and Security Agreement.  Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan and Security Agreement.

Upon the occurrence and during the continuation of an Event of Default, this Note shall or may, as provided in the Loan and Security Agreement, become or be declared immediately due and payable.

The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan and Security Agreement.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

[SIGNATURE PAGE FOLLOWS]

This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of New York.

JANEL GROUP, INC., a New York corporation

By:	/s/
Name:	Brendan J. Killackey
Title:	Vice President

PCL TRANSPORT, LLC, a New Jersey limited liability company

By:	/s/
Name:	Brendan J. Killackey
Title:	Vice President

JANEL ALPHA GP, LLC, a Delaware limited liability company

By:	/s/
Name:	Brendan J. Killackey
Title:	Vice President

W.J. BYRNES & CO., INC., a California corporation

By:	/s/
Name:	Brendan J. Killackey
Title:	Vice President

LIBERTY INTERNATIONAL, INC., a Rhode Island corporation

By:	/s/
Name:	Brendan J. Killackey
Title:	Vice President

THE JANEL GROUP OF GEORGIA, INC., a Georgia corporation

By:	/s/
Name:	Brendan J. Killackey
Title:	Vice President